                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                             ___________________


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 10, 1995
______________________________________________________________________________


                    Horizon/CMS Healthcare Corporation

         (Exact name of registrant as specified in its charter)

______________________________________________________________________________


           DELAWARE                     1-9369                91-1346899
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

______________________________________________________________________________


6001 INDIAN SCHOOL ROAD, N.E., SUITE 530, ALBUQUERQUE, NM        87110
      (Address of principal executive offices)                 (Zip Code)

______________________________________________________________________________


    Registrant's telephone number, including area code:  (505) 881-4961


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ITEM 5.  OTHER EVENTS.

     On July 10, 1995, Horizon/CMS Healthcare Corporation ("Horizon") entered into a Credit Agreement dated as of July 6, 1995, by and among Horizon, Continental Medical Systems, Inc. ("CMS"), a wholly owned subsidiary of Horizon, the Lenders Named Therein and NationsBank of Texas, N.A. as Agent and as Issuing Bank (the "Credit Facility"). The Credit Facility increases Horizon's available bank credit from $250 million to $485 million and replaces the two stand alone facilities of Horizon and CMS.

     The Credit Facility is filed as Exhibit 99 hereto, and is specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  NOT APPLICABLE.

     (B)  NOT APPLICABLE.

     (C)  EXHIBITS:

     99 Credit Agreement dated as of July 6, 1995, by and among Horizon, CMS, the Lenders Named Therein and NationsBank of Texas, N.A. as Agent and as Issuing Bank.









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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

                              HORIZON/CMS HEALTHCARE CORPORATION



                              By: /s/ SCOT SAUDER
                                  _______________________________________
                              Name:   Scot Sauder
                              Title:  Vice President - Legal Affairs,
                                      Secretary and General Counsel

Dated:  July 25, 1995














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                                EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIAL
NUMBER                    DESCRIPTION OF EXHIBITS                 PAGE NUMBER
- -------                   -----------------------                 -----------
99                  Credit Agreement dated as of July 6,
                    1995, by and among Horizon, CMS, the
                    Lenders Named Therein and NationsBank of
                    Texas, N.A. as Agent and as Issuing
                    Bank.













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